UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2007
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation;	IRS Employer
Number	Address of Principal Executive Offices; and Telephone Number	Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2007, the board of directors of Commonwealth Edison Company (ComEd) adopted the Commonwealth Edison Long Term Incentive Plan (Effective January 1, 2007) (the ComEd LTIP).  Participants in the ComEd LTIP include 19 of ComEd’s most senior officers, who are no longer eligible to receive awards under Exelon Corporation’s Long-Term Incentive Plan.  The ComEd LTIP is consistent with the goal of ensuring that the incentive compensation of ComEd’s most senior officers is aligned solely with achieving ComEd financial, operational and regulatory/legislative goals.  Awards are payable in cash.  The financial goals are related to ComEd’s return on equity and capital structure.  The operational goals are related to achieving targeted levels of outage duration and frequency.  The regulatory/legislative goals are related to rate-making, energy procurement, and avoiding legislation that could adversely impact the effective operation of the business.  A notional award pool of $16.6 million, equal to the sum of three years of annual target awards ($5.5 million per year) was established.  Each year, the Board will assess progress relative to the longer-term goals and determine an annual payout.  Awards may range from 0-200% of target, and accordingly payouts may range from $0 to $11.1 million each year, and from $0 to $33.2 million over the entire term, but cannot exceed the amount available under the award pool.  One-third of the award would be paid immediately while the other two-thirds will vest ratably over the next two years.

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Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report.  ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
March 5, 2007